Exhibit 10.6

LEASE AMENDMENT #9
DIAMONDBACK E & P LLC

FASKEN MIDLAND, LLC., (hereinafter called “Lessor”) and DIAMONDBACK E & P LLC, successor to Windsor Permian, LLC (hereinafter called “Lessee”), for good and valuable consideration the receipt of which is hereby acknowledged, do hereby amend that certain Lease Agreement dated April 19, 2011, Lease Amendment #1 dated June 6, 2011, Lease Amendment #2 dated August 5, 2011 (surrendered September 30, 2012), Lease Amendment #3 dated September 28, 2011, Lease Amendment #4 dated February 6, 2012, Lease Amendment #5 dated July 25, 2012, Lease Amendment #6 dated December 18, 2012, Lease Amendment #7 dated June 14, 2013 and Lease Amendment #8 dated June 14, 2013 (collectively the “Original Lease Agreement”), covering a total of approximately 9,127 square feet of Net Rentable Area located on Level Twelve (12) of One Fasken Center at 500 West Texas Avenue, Midland, Texas 79701, under the following terms and conditions:

1.
LEASE TERM. The Lease Term for the Suite 1230 Expansion Space added by Lease Amendment #7 originally to commence on September 1, 2013 and expire on May 31, 2016, pursuant to Lease Amendment #7, is hereby amended to commence on August 1, 2013, and expire on May 31, 2016.

2.	RENT. Effective August 1, 2013, the Base Rent table set forth on Exhibit C-7 of Lease Amendment #8 is hereby deleted and the attached Exhibit C-8 shall be substituted in lieu thereof.

3.	RATIFICATION. Lessor and Lessee do hereby ratify and affirm all of the terms, conditions and covenants of the Lease Agreement, as amended herein.
Witness the execution hereby this the 3rd day of September, 2013, but to be effective August 1, 2013.
LESSOR                        LESSEE
FASKEN MIDLAND, LLC                DIAMONDBACK E & P LLC
By:    JB Fund 1, LLC, Manager
By:    Its Managers
North Waterfront Corporation

By:    /s/ Thomas E. Cooper                By:    /s/ Travis D. Stice
Thomas E. Cooper                Name:        Travis D. Stice
Vice President                    Title:        President & CEO

JB Financials Inc.

By:    /s/ Thomas E. Cooper
Thomas E. Cooper
Vice President

LEASE AMENDMENT #9

DIAMONDBACK E & P LLC

EXHIBIT C-8

	Original Leased Premises - Suite 1210 - 1,586 Sq. Ft.			Suite 1220 Expansion Space - 1,489 Sq. Ft.
Months	Annual Rate Per SF for Original Leased Premises	Annual Rent for Original Leased Premises	Monthly Rent for Original Leased Premises	Annual Rate Per SF for Suite 1220 Expansion Space	Annual Rent for Suite 1220 Expansion Space	Monthly Rent for Suite 1220 Expansion Space
8/1/11 until Termination of Amendment #2 for Basement Expansion Space - Terminated 9/30/12

08/01/11 - 10/31/11	$16.00	$25,376.00	$2,114.67
11/1/11 - 11/30/11	$16.00	$25,376.00	$2,114.67	$16.00	$23,824.00	$1,985.33
12/1/11 - 1/31/12	$16.00	$25,376.00	$2,114.67	$16.00	$23,824.00	$1,985.33
2/1/12 - 5/31/12	$16.00	$25,376.00	$2,114.67	$16.00	$23,824.00	$1,985.33
6/1/12 - 4/30/13	$16.75	$26,565.50	$2,213.79	$16.75	$24,940.75	$2,078.40
5/1/13 - 5/31/13	$16.75	$26,565.50	$2,213.79	$16.75	$24,940.75	$2,078.40
6/1/13 - 7/31/13	$17.50	$27,755.00	$2,312.92	$17.50	$26,057.50	$2,171.46
8/1/13 - 9/30/13	$17.50	$27,755.00	$2,312.92	$17.50	$26,057.50	$2,171.46
10/1/13 - 5/31/14	$17.50	$27,755.00	$2,312.92	$17.50	$26,057.50	$2,171.46
06/01/14 - 05/31/15	$18.25	$28,944.50	$2,412.04	$18.25	$27,174.25	$2,264.52
06/01/15 - 05/31/16	$19.00	$30,134.00	$2,511.17	$19.00	$28,291.00	$2,357.58

	Suite 1225 Expansion Space - 1,997 Sq. Ft.			12th Floor Expansion Space - 314 Sq.Ft.
Months	Annual Rate Per SF for Suite 1225 Expansion Space	Annual Rent for Suite 1225 Expansion Space	Monthly Rent for Suite 1225 Expansion Space	Annual Rate Per SF for 12th Floor Expansion Space	Annual Rent for 12th floor Expansion Space	Monthly Rent for 12th Floor Expansion Space
8/1/11 until Termination of Amendment #2 for Basement Expansion Space - Terminated 9/30/12

08/01/11 - 10/31/11
11/1/11 - 11/30/11
12/1/11 - 1/31/12	$18.00	$35,946.00	$2,995.50
2/1/12 - 5/31/12	$18.00	$35,946.00	$2,995.50	$19.00	$5,966.00	$497.17
6/1/12 - 4/30/13	$18.50	$36,944.50	$3,078.71	$19.50	$6,123.00	$510.25
5/1/13 - 5/31/13	$18.50	$36,944.50	$3,078.71	$19.50	$6,123.00	$510.25
6/1/13 - 7/31/13	$19.00	$37,943.00	$3,161.92	$20.00	$6,280.00	$523.33
8/1/13 - 9/30/13	$19.00	$37,943.00	$3,161.92	$20.00	$6,280.00	$523.33
10/1/13 - 5/31/14	$19.00	$37,943.00	$3,161.92	$20.00	$6,280.00	$523.33
06/01/14 - 05/31/15	$20.00	$39,940.00	$3,328.33	$21.00	$6,594.00	$549.50
06/01/15 - 05/31/16	$21.00	$41,937.00	$3,494.75	$22.00	$6,908.00	$575.67

	Suite 1280 Expansion Space - 2,042 Sq. Ft.			Suite 1260 Expansion Space - 537 Sq.Ft.
Months	Annual Rate Per SF for Suite 1280 Expansion Space	Annual Rent for Suite 1280 Expansion Space	Monthly Rent for Suite 1280 Expansion Space	Annual Rate Per SF for Suite 1260 Expansion Space	Annual Rent for Suite 1260 Expansion Space	Monthly Rent for Suite 1260 Expansion Space
8/1/11 until Termination of Amendment #2 for Basement Expansion Space - Terminated 9/30/12

08/01/11 - 10/31/11
11/1/11 - 11/30/11
12/1/11 - 1/31/12
2/1/12 - 5/31/12
6/1/12 - 4/30/13	$20.00	$40,840.00	$3,403.33
5/1/13 - 5/31/13	$20.00	$40,840.00	$3,403.33	$22.00	$11,814.00	$984.50
6/1/13 - 7/31/13	$20.50	$41,861.00	$3,488.42	$22.00	$11,814.00	$984.50
8/1/13 - 9/30/13	$20.50	$41,861.00	$3,488.42	$22.00	$11,814.00	$984.50
10/1/13 - 5/31/14	$20.50	$41,861.00	$3,488.42	$22.00	$11,814.00	$984.50
06/01/14 - 05/31/15	$21.00	$42,882.00	$3,573.50	$22.75	$12,216.75	$1,018.06
06/01/15 - 05/31/16	$22.00	$44,924.00	$3,743.67	$23.50	$12,619.50	$1,051.63

	Suite 1230 Expansion Space - 1,162 Sq.Ft.			Suite 1290 Expansion Space - 2,830 Sq.Ft.
Months	Annual Rate Per SF for Suite 1230 Expansion Space	Annual Rent for Suite 1230 Expansion Space	Monthly Rent for Suite 1230 Expansion Space	Annual Rate Per SF for Suite 1290 Expansion Space	Annual Rent for Suite 1290 Expansion Space	Monthly Rent for Suite 1290 Expansion Space
8/1/11 until Termination of Amendment #2 for Basement Expansion Space - Terminated 9/30/12

08/01/11 - 10/31/11
11/1/11 - 11/30/11
12/1/11 - 1/31/12
2/1/12 - 5/31/12
6/1/12 - 4/30/13
5/1/13 - 5/31/13
6/1/13 - 7/31/13
8/1/13 - 9/30/13	$24.00	$27,888.00	$2,324.00
10/1/13 - 5/31/14	$24.00	$27,888.00	$2,324.00	$24.00	$67,920.00	$5,660.00
06/01/14 - 05/31/15	$24.75	$28,759.50	$2,396.63	$24.75	$70,042.50	$5,836.88
06/01/15 - 05/31/16	$25.50	$29,631.00	$2,469.25	$25.50	$72,165.00	$6,013.75

Months	Total Annual Rent for Stes 1210, 1220, 1225, 12th floor, 1280,1260,1230 & 1290	Total Monthly Rent for Stes 1210, 1220, 1225, 12th floor, 1280, 1260, 1230 & 1290
8/1/11 until Termination of Amendment #2 for Basement Expansion Space - Terminated 9/30/12

08/01/11 - 10/31/11	$25,376.00	$2,114.67
11/1/11 - 11/30/11	$49,200.00	$4,100.00
12/1/11 - 1/31/12	$85,146.00	$7,095.50
2/1/12 - 5/31/12	$91,112.00	$7,592.67
6/1/12 - 4/30/13	$135,413.75	$11,284.48
5/1/13 - 5/31/13	$147,227.75	$12,268.98
6/1/13 - 7/31/13	$151,710.50	$12,642.54
8/1/13 - 9/30/13	$179,598.50	$14,966.54
10/1/13 - 5/31/14	$247,518.50	$20,626.54
06/01/14 - 05/31/15	$256,553.50	$21,379.46
06/01/15 - 05/31/16	$266,609.50	$22,217.46